December 8, 2008 Projected Funding Obligations & Availability Analysis Exhibit 99.1 *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *

1 December 8, 2008—
Disclaimer
Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts.
These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,”
“expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two tenants for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to repay straight-line rent or loans in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 December 8, 2008—
Projected Funding Obligations through 2010 (as of September 30, 2008)
NHP Consolidated Acquisition Obligations
Est. Closing
Date
Amount
($000s)
Initial
Yield
2008 2009 2010 Total
[A]
PMB - Chula Vista, CA Nov 2008 21,985 $   6.5% 429 $            429 $
PMB - Reno, NV Nov 2008 16,246 $   6.5% 1,197 $         1,197 $
PMB - Pomona, CA Sep 2009 37,500 $   7.0% 37,500 $       37,500 $
NHP Consolidated Total Acquisition Obligations 1,626 $         37,500 $       - $             39,126 $
Expansion, Renovation & Capital Expenditures
2008 2009 2010 Total
[B]
NHP Consolidated 18,452 $       49,892 $       29,644 $       97,988 $
Unconsolidated Joint Venture 4,605 $         9,403 $         928 $            14,936 $
Total Expansion, Renovation & Capital Expenditures 23,057 $       59,295 $       30,572 $       112,924 $
Debt Maturities
2008 2009
[C]
2010 Total
Amount ($000s) 33,500 $       93,000 $       108,800 $     235,300 $
Rate 7.6% 7.1% 6.2% 6.8%
Total Forward Capital Commitments 58,183 $       189,795 $     139,372 $     387,350 $
Estimated Proceeds from Purchase Options, Loan Payoffs and Asset Sales 35,221 $
Cash Balance as of September 30, 2008 114,385 $
Remaining Availability on Credit Facility 700,000 $
Total Funding Availabity as of September 30, 2008 849,606 $
[A] The total reflects an estimate through December 2010 only and does not include a June 2014 obligation for $59 million (Willowcreek - Hillsboro, OR)
[B] The total reflects an estimate of commitments through December 2010 only; the total remaining commitment after 2010 equals $32.1 million
[C] Secured debt totaling $32.9 million previously due in 2009 has been extended one year to 2010
General Notes:
The $ 700 million credit facility matures in October of 2010, but can be extended at NHP's option to October 2011
Above analysis does not include future potential additional capital sources such as retained operating cash flows, formation of joint ventures or capital transactions
Cash Required ($000s)

3 December 8, 2008—
Conditional Pacific Medical Buildings Acquisition Obligations through 2010 (as of September 30, 2008)
NHP Consolidated Conditional Obligations
[A]
Initial
Yield
2008 2009 2010 Total
PMB - Poway, CA 5.8% 42,595 $    42,595 $
PMB - Mission Viejo, CA 5.8% 96,080 $    96,080 $
PMB - Honolulu, HI 7.0% 28,281 $    28,281 $
PMB - Reno, NV 6.3% 21,684 $    21,684 $
PMB - Burbank, CA 5.8% 58,231 $    58,231 $
PMB - Orange, CA 5.8% 86,470 $    86,470 $
PMB - Pasadena, CA 5.8% 104,547 $  104,547 $
PMB - Gilbert, AZ 6.0% 24,355 $    24,355 $
5.9% 138,675 $  194,666 $  128,902 $  462,243 $
Jul 2009
Jan 2010
Jun 2010
Purchase Price Per Contribution Agreement ($000s) Est. Closing Date
Indefinitely postponed
[B]
Indefinitely postponed
[B]
Feb 2009
Apr 2009
Jul 2009
[A] Pursuant to the contribution agreement, NHP is under no obligation to acquire properties if the trailing 20-day average rate for the JP Morgan JULI BBB
7 to 10 REIT index (measured five business daves before any anticipated closing date) exceeds 7.34%. As of September 30, 2008, the index was
8.75% and as of November 30, 2008, the index was 14.55%.
[B] Closing originally scheduled for December 2008